NOTICE OF GUARANTEED DELIVERY

                             WILLIAMS SCOTSMAN, INC.

                                OFFER TO EXCHANGE
          $150,000,000 AGGREGATE PRINCIPAL AMOUNT OF ITS 9 7/8% SENIOR
              NOTES DUE 2007, WHICH HAVE BEEN REGISTERED UNDER THE
            SECURITIES ACT OF 1933, AS AMENDED, FOR A LIKE AGGREGATE
              PRINCIPAL AMOUNT OF ITS 9 7/8% SENIOR NOTES DUE 2007


         This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Williams Scotsman, Inc. (the "Company") made pursuant to the prospectus dated , 2002 (the "Prospectus"), if any certificates for the outstanding $150,000,000 aggregate principal amount of its 9 7/8% Senior Notes due 2007 (the "Initial Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to The Bank of New York (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender the Initial Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Certificates for all tendered Initial Notes in proper form for transfer or a book-entry confirmation, as the case may be, and all other documents required by the Letter of Transmittal must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

                                  DELIVERY TO:

                              THE BANK OF NEW YORK

                                 EXCHANGE AGENT


      BY REGISTERED OR CERTIFIED MAIL:                   BY FACSIMILE:
                                                (for eligible institutions only)
            The Bank of New York                         (212) 235-2261
         Corporate Trust Department
            Reorganization Unit                      CONFIRM BY TELEPHONE:
       15 Broad Street - Lobby Level                     (212) 235-2352
          New York, New York 10007

         Attention: William Buckley

       BY OVERNIGHT COURIER OR HAND:

            The Bank of New York
         Corporate Trust Department
            Reorganization Unit
       15 Broad Street - Lobby Level
          New York, New York 10007


         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

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                                                                               2



Ladies and Gentlemen:

         Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Initial Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Procedures for Tendering Initial Notes - Guaranteed Delivery Procedure" section of the Prospectus.

Principal Amount of Initial Notes
Tendered(1)

$______________________________________


Certificate Nos. (if available):



                                                 If Initial Notes will be
Total Principal Amount Represented by            delivered by book-entry
Initial Notes Certificate(s):                    transfer to The Depository
                                                 Trust Company, provide account
                                                 number.

$______________________________________          Account Number



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ANY AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH
OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.
--------------------------------------------------------------------------------

                                PLEASE SIGN HERE

X_______________________________________________        ________________________


X_______________________________________________        ________________________
Signature(s) of Owner(s) or Authorized Signatory                  Date

Area Code and Telephone Number:______________________


         Must be signed by the holder(s) of Initial Notes as their name(s) appear(s) on certificate(s) for Initial Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.




----------

(1) Must be in denominations of principal amount of $1,000 and any integral multiple thereof.


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                                                                               3



                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
                  -------------------------------------------------------------

                  -------------------------------------------------------------


Capacity:
                  -------------------------------------------------------------


Address(es):
                  -------------------------------------------------------------

                  -------------------------------------------------------------

                  -------------------------------------------------------------

                  -------------------------------------------------------------

                                    GUARANTEE

         The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that the certificates representing the principal amount of Initial Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Initial Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering Initial Notes" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the date of execution hereof.



--------------------------------------          --------------------------------
Name of Firm                                            Authorized Signature


--------------------------------------          --------------------------------
Address                                                        Title


                                                Name:
--------------------------------------               ---------------------------
                          Zip Code                      (Please Type or Print)


Area Code and Tel. No.                          Dated:
                      ----------------                --------------------------


NOTE: DO NOT SEND CERTIFICATES FOR INITIAL NOTES WITH THIS FORM. CERTIFICATES FOR INITIAL NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.